UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason ClearBridge

Dividend Strategy Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Dividend Strategy Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to

Legg Mason ClearBridge Dividend Strategy Fund	I

Letter from the chairman continued

10.2% in October 2009, its highest level in more than twenty-six years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After a poor start, the U.S. stock market rallied and, overall, generated solid results during the twelve-month reporting period. Stock prices fell during three of the first four months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. The market’s strong rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 9.80% over the twelve-month reporting period ended October 31, 2009.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000viii, Russell Midcapix and Russell 2000x Indices, returned 11.20%, 18.75% and 6.46%, respectively, during the twelve-month period ended October 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 17.04% and 4.56%, respectively.

Special shareholder notice

Effective August 6, 2009, Peter Hable, Peter Vanderlee, CFA, Harry D. Cohen and Michael Clarfeld, CFA, of ClearBridge Advisors, LLC are the portfolio managers of the Fund. The portfolio managers manage the Fund’s portfolio by dividing it into segments. Mr. Hable manages a segment of the portfolio, and Messrs. Vanderlee, Cohen and Clarfeld share responsibility for another segment of the portfolio. Mr. Hable has been portfolio manager of the Fund since November 2004, Mr. Vanderlee since December 2007 and Messrs. Cohen and Clarfeld, both since August 2009.

II	Legg Mason ClearBridge Dividend Strategy Fund

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason ClearBridge Dividend Strategy Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason ClearBridge Dividend Strategy Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation, principally through investments in dividend-paying stocks. Under normal market conditions, the Fund invests at least 80% of its assets in dividend-paying stocks. The Fund may, under normal circumstances, invest up to 20% of its assets into other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks, and in other securities of issuers. The Fund may also make investments in companies that are not expected to pay dividends and may invest up to 25% of its assets in foreign securities, including those of issuers in emerging market countries.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period was dominated by a remarkable set of conditions that heavily impacted performance in both positive and negative ways. The period began during the worst financial crisis since the Great Depression and included a major and historic disruption of the global stock and credit markets, a dramatic presidential election, record job losses, a Federal Reserve Board (“Fed”)i and U.S. Department of the Treasury thrust into the spotlight of national politics, and a significant reshaping of the financial services industry. It ended amidst a record-setting stock market rally and an economy expected to have, at least technically if not fully, emerged from a recession that began in December of 2007.

The domestic stock market was already in turmoil before the past fiscal year began. In hindsight, we can attribute the crisis largely to the initial bursting of the housing market bubble in 2007 and the subsequent devaluation of the collateralized debt obligations composed of the subprime mortgages that fueled the bubble.

In the fall of 2008, during the months prior to the start of the Fund’s reporting period, a rapidly unfolding series of events linked to the emerging credit market and liquidity crisis culminated in the collapse and/or distressed acquisitions of several major financial services companies and the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history.

During this time, the domestic stock market suffered record-breaking declines culminating in a historical market low on October 10, 2008, just a few weeks before the start of the reporting period. The leading stock indices rapidly recovered as much as 10% off of those lows before plunging again the following month to even greater depths on November 20, 2008. The indices saw a short-lived bear market rally through the end of calendar year 2008, but rapidly reversed course after the start of the new year and fell even further, setting what many now consider to be a durable bottom and a “generational” low on March 9, 2009 and marking the inflection point of the new stock market rally.

Legg Mason ClearBridge Dividend Strategy Fund	1

Fund overview continued

This powerful and sustained rally following the March low generated seven consecutive months of gains for the broad S&P 500 Indexii, which returned 55.31% from the March 9th bottom through the end of October — the best advance the S&P 500 Index has seen since 1938. The blue-chip Dow Jones Industrial Average (“DJIA”)iii rose 51.13% from its twelve-year low in March through the end of the reporting period, and the technology-oriented NASDAQ Composite Index (“NASDAQ”)iv gained 62.07% for the same period. Only in October did the rally let up, with the DJIA essentially flat for the month and both the S&P 500 Index and NASDAQ declining.

Stock market volatility, as measured by the Volatility Index (“VIX”)v — often referred to as the “fear index” — set a record high at the start of the period in November 2008 and remained elevated over much of the reporting period. However, the overall trend during the period was downwards and, by the close of the period, the VIX fell to a range within historical norms, 50% below its peak.

Preliminary estimates of third quarter 2009 U.S. growth domestic product (“GDP”)vi data released in November indicated that the economy had grown by an annual rate of 2.8%, technically marking the end of the so-called Great Recession. However, disappointing data for other key economic indicators, including an unemployment rate of 10.2% — the highest since 1983 — left many in the market with doubts about the strength and pace of the overall economic recovery and the long-term viability of the present bull market.

Q. How did we respond to these changing market conditions?

A. We started the reporting period being cautious, a result of the significant disruption that was taking place in the capital markets stemming from the bankruptcy filing of Lehman Brothers in September of 2008. Over the course of the winter, the tumult in the financial system drove huge sell-offs in the markets, creating bargains in common stocks. In the February-March 2009 time frame, as the market reached its nadir, we turned bullish and chose to emphasize higher-quality stocks where dividend yields were high as a result of depressed prices. Furthermore, we favored those companies that we believe exhibited financial strength, demonstrated, for example, by strong balance sheets and an ability to increase dividends in a period where we saw many companies cut or suspend their dividend. As the market rallied in the summer and fall of 2009, we took some gains and returned to our more cautious posture.

Our conservative approach did not fully capture the spectacular gains witnessed in lower-quality stocks — many coming off levels suggesting possible bankruptcy and cut or suspended dividends. Nonetheless, despite our conservative approach and reduced risk profile, our Fund was up nicely for the fiscal year, with returns mostly in line with the peer group.

2	Legg Mason ClearBridge Dividend Strategy Fund

Performance review

For the twelve months ended October 31, 2009, Class A shares of Legg Mason ClearBridge Dividend Strategy Fund, excluding sales charges, returned 9.16%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 9.80% for the same period. The Lipper Equity Income Funds Category Average1 returned 9.29% over the same time frame.

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Dividend Strategy Fund — Class A Shares	18.86%	9.16%
S&P 500 Index	20.04%	9.80%
Lipper Equity Income Funds Category Average[1]	20.26%	9.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned 18.99%, Class B shares returned 18.39%, Class C shares returned 18.39% and Class I shares returned 19.02% over the six months ended October 31, 2009. Excluding sales charges, Class 1 shares returned 9.45%, Class B shares returned 8.32%, Class C shares returned 8.55% and Class I shares returned 9.68% over the twelve months ended October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated February 28, 2009, as supplemented September 18, 2009, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.96%, 1.78%, 2.32%, 1.75% and 0.94%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 0.95% for Class I shares.
As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%.
These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 309 funds for the six-month period and among the 301 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason ClearBridge Dividend Strategy Fund	3

Fund overview continued

Q. What were the leading contributors to performance?

A. For the reporting period, the Fund had positive returns in all ten sectors of the equity market, with the greatest returns coming in the Information Technology (“IT”), Consumer Discretionary and Telecommunication Services (“Telecom”) sectors. Based on overall portfolio weight, the greatest contributions to the Fund’s performance came from the IT, Financials and Energy sectors. Relative to the benchmark, the Fund’s overall sector allocation contributed positively to performance for the period. In particular, the Fund’s overweights to the Consumer Staples and Financials sectors and its underweights to the Health Care and Utilities sectors helped relative performance for the period. Stock selection in the Energy, Telecom, Utilities and Financials sectors also contributed to relative performance.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Annaly Capital Management Inc., Franklin Resources Inc., Travelers Cos. Inc. and Simon Property Group Inc., all in the Financials sector, Microsoft Corp., Taiwan Semiconductor Manufacturing Co. Ltd. (ADR), and International Business Machines Corp., all in the IT sector, as well as Wyeth in the Health Care sector, McDermott International Inc. in the Industrials sector and Unilever PLC (ADR) in the Consumer Staples sector.

Q. What were the leading detractors from performance?

A. The Fund’s overall stock selection detracted from relative performance, particularly in the IT, Consumer Discretionary, Consumer Staples, Materials and Health Care sectors. The Fund’s underweights to the IT and Consumer Discretionary sectors also detracted from relative performance for the period.

In terms of individual Fund holdings, leading detractors from performance for the period included General Electric Co. and Raytheon Co., both in the Industrials sector, Bank of America Corp., Wells Fargo & Co. and Webster Financial Corp., all in the Financials sector, Abbott Laboratories and Baxter International Inc., both in the Health Care sector, Kraft Foods Inc. (Class A Shares) and Wal-Mart Stores Inc., both in the Consumer Staples sector, as well as E.I. du Pont de Nemours & Co. in the Materials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. In terms of sector allocation, we reduced the Fund’s total exposure to the Health Care sector, moving from a marketweight to an underweight position, while increasing the Fund’s overweight to the Consumer Staples sector. There were a number of positions sold and bought over the course of the period, but

4	Legg Mason ClearBridge Dividend Strategy Fund

the largest were the additions of Safeway Inc. and Colgate-Palmolive Co., both in the Consumer Staples sector, and the sale of the Fund’s position in Wyeth in the Health Care sector.

Thank you for your investment in Legg Mason ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA	Harry “Hersh” Cohen
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

Peter J. Hable	Peter J. Vanderlee, CFA
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

November 24, 2009

Legg Mason ClearBridge Dividend Strategy Fund	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.7%), Microsoft Corp. (3.4%), Johnson & Johnson (3.2%), JPMorgan Chase & Co. (2.9%), Procter & Gamble Co. (2.7%), AT&T Inc. (2.0%), Travelers Cos. Inc. (1.9%), Emerson Electric Co. (1.8%), Chevron Corp. (1.7%) and Vodafone Group PLC, ADR (1.7%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Consumer Staples (15.3%), Information Technology (14.1%), Industrials (14.0%), Financials (14.0%) and Energy (12.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging market countries. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index (“NASDAQ”) is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	Legg Mason ClearBridge Dividend Strategy Fund

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	18.99%	$1,000.00	$1,189.90	0.99%	$5.46
Class A	18.86	1,000.00	1,188.60	1.25	6.90
Class B	18.39	1,000.00	1,183.90	2.00	11.01
Class C	18.39	1,000.00	1,183.90	1.83	10.07
Class I	19.02	1,000.00	1,190.20	0.84	4.64

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,020.21	0.99%	$5.04
Class A	5.00	1,000.00	1,018.90	1.25	6.36
Class B	5.00	1,000.00	1,015.12	2.00	10.16
Class C	5.00	1,000.00	1,015.98	1.83	9.30
Class I	5.00	1,000.00	1,020.97	0.84	4.28

[1]	For the six months ended October 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	9.45%	9.16%	8.32%	8.55%	9.68%
Five Years Ended 10/31/09	1.25	0.91	0.15	0.42	N/A
Ten Years Ended 10/31/09	-1.29	-1.79	-2.40	N/A	N/A
Inception* through 10/31/09	7.26	4.32	3.83	-4.18	-7.86

	WITH SALES CHARGES[3]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	9.45%	2.89%	3.32%	7.55%	9.68%
Five Years Ended 10/31/09	-0.53	-0.27	-0.01	0.42	N/A
Ten Years Ended 10/31/09	-2.16	-2.37	-2.40	N/A	N/A
Inception* through 10/31/09	6.84	3.86	3.83	-4.18	-7.86

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class 1 (10/31/99 through 10/31/09)			-12.16%
Class A (10/31/99 through 10/31/09)			-16.49
Class B (10/31/99 through 10/31/09)			-21.53
Class C (Inception date of 9/19/00 through 10/31/09)			-32.26
Class I (Inception date of 3/5/08 through 10/31/09)			-12.69

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%: Class B shares reflect the deduction of a 5.00% CDSC which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are April 14, 1987, August 18, 1996, August 18, 1996, September 19, 2000 and March 5, 2008, respectively.

10	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS 1, A AND B SHARES OF LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND VS. S&P 500 INDEX† — October 1999 - October 2009

†	Hypothetical illustration of $10,000 invested in Class 1, A and B shares of Legg Mason ClearBridge Dividend Strategy Fund on October 31, 1999, assuming the deduction of the maximum initial sales charge of 8.50% at the time of investment for Class 1 shares and 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class 1, A and B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	11

Schedule of investments

October 31, 2009

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 94.6%
CONSUMER DISCRETIONARY — 5.2%
	Hotels, Restaurants & Leisure — 1.4%
405,500	McDonald’s Corp.	$23,766,355
	Household Durables — 0.5%
429,160	Leggett & Platt Inc.	8,295,663
	Leisure Equipment & Products — 0.2%
211,700	Mattel Inc.	4,007,481
	Media — 0.7%
340,980	Comcast Corp., Class A Shares	4,944,210
924,180	Reed Elsevier PLC(a)	7,019,987
	Total Media	11,964,197
	Specialty Retail — 2.3%
473,820	Gap Inc.	10,111,319
1,012,020	Home Depot Inc.	25,391,582
223,920	Williams-Sonoma Inc.	4,205,217
	Total Specialty Retail	39,708,118
	Textiles, Apparel & Luxury Goods — 0.1%
30,000	V.F. Corp.	2,131,200
	TOTAL CONSUMER DISCRETIONARY	89,873,014
CONSUMER STAPLES — 15.3%
	Beverages — 2.0%
400,000	Coca-Cola Co.	21,324,000
220,000	PepsiCo Inc.	13,321,000
	Total Beverages	34,645,000
	Food & Staples Retailing — 3.2%
1,217,600	Safeway Inc.	27,189,008
546,700	Wal-Mart Stores Inc.	27,160,056
	Total Food & Staples Retailing	54,349,064
	Food Products — 5.2%
306,000	General Mills Inc.	20,171,520
740,000	H.J. Heinz Co.	29,777,600
533,000	Kraft Foods Inc., Class A Shares	14,668,160
873,530	Unilever PLC, ADR	26,057,400
	Total Food Products	90,674,680
	Household Products — 4.9%
250,000	Colgate-Palmolive Co.	19,657,500
318,000	Kimberly-Clark Corp.	19,448,880
800,940	Procter & Gamble Co.	46,454,520
	Total Household Products	85,560,900
	TOTAL CONSUMER STAPLES	265,229,644

See Notes to Financial Statements.

12	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

ENERGY — 12.9%
	Energy Equipment & Services — 2.6%
273,630	Baker Hughes Inc.	$11,511,614
90,000	Diamond Offshore Drilling Inc.	8,572,500
314,890	Halliburton Co.	9,197,937
258,640	Schlumberger Ltd.	16,087,408
	Total Energy Equipment & Services	45,369,459
	Oil, Gas & Consumable Fuels — 10.3%
435,000	BP PLC, ADR	24,629,700
395,739	Chevron Corp.	30,289,863
176,720	ConocoPhillips	8,867,810
750,000	El Paso Corp.	7,357,500
901,109	Exxon Mobil Corp.	64,582,482
125,000	Petroleo Brasileiro SA, ADR	5,777,500
537,000	Southern Union Co.	10,509,090
570,000	Spectra Energy Corp.	10,898,400
275,000	Total SA, ADR	16,519,250
	Total Oil, Gas & Consumable Fuels	179,431,595
	TOTAL ENERGY	224,801,054
FINANCIALS — 14.0%
	Capital Markets — 1.7%
274,700	Bank of New York Mellon Corp.	7,323,502
191,940	Franklin Resources Inc.	20,082,682
71,500	Morgan Stanley	2,296,580
	Total Capital Markets	29,702,764
	Commercial Banks — 0.6%
169,970	Comerica Inc.	4,716,668
1,179,090	KeyCorp	6,355,295
	Total Commercial Banks	11,071,963
	Diversified Financial Services — 4.5%
1,817,620	Bank of America Corp.	26,500,900
1,222,007	JPMorgan Chase & Co.	51,043,232
	Total Diversified Financial Services	77,544,132
	Insurance — 3.2%
483,994	Chubb Corp.	23,483,389
650,000	Travelers Cos. Inc.	32,363,500
	Total Insurance	55,846,889
	Real Estate Investment Trusts (REITs) — 3.8%
1,717,230	Annaly Capital Management Inc.	29,038,359
126,440	AvalonBay Communities Inc.	8,696,543

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Real Estate Investment Trusts (REITs) — 3.8% continued
146,450	Boston Properties Inc.	$8,899,766
2,350,000	Chimera Investment Corp.	8,201,500
186,780	LaSalle Hotel Properties	3,205,145
116,042	Simon Property Group Inc.	7,878,075
	Total Real Estate Investment Trusts (REITs)	65,919,388
	Thrifts & Mortgage Finance — 0.2%
250,000	Hudson City Bancorp Inc.	3,285,000
	TOTAL FINANCIALS	243,370,136
HEALTH CARE — 9.9%
	Health Care Equipment & Supplies — 1.1%
349,832	Baxter International Inc.	18,911,918
	Pharmaceuticals — 8.8%
431,500	Abbott Laboratories	21,820,955
670,000	Bristol-Myers Squibb Co.	14,606,000
928,977	Johnson & Johnson	54,856,092
848,006	Merck & Co. Inc.	26,228,826
538,910	Novartis AG, ADR	27,996,374
189,540	Roche Holding AG, ADR	7,562,646
	Total Pharmaceuticals	153,070,893
	TOTAL HEALTH CARE	171,982,811
INDUSTRIALS — 14.0%
	Aerospace & Defense — 3.9%
71,720	Boeing Co.	3,428,216
792,682	Honeywell International Inc.	28,449,357
91,000	Lockheed Martin Corp.	6,259,890
296,080	Northrop Grumman Corp.	14,842,490
325,000	Raytheon Co.	14,716,000
	Total Aerospace & Defense	67,695,953
	Air Freight & Logistics — 1.2%
397,370	United Parcel Service Inc., Class B Shares	21,330,822
	Commercial Services & Supplies — 1.7%
985,000	Waste Management Inc.	29,431,800
	Electrical Equipment — 1.8%
807,184	Emerson Electric Co.	30,471,196
	Industrial Conglomerates — 4.1%
160,000	3M Co.	11,771,200
850,000	General Electric Co.	12,121,000
887,100	McDermott International Inc.*	19,720,233
198,000	Tyco International Ltd.	6,642,900

See Notes to Financial Statements.

14	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Industrial Conglomerates — 4.1% continued
350,000	United Technologies Corp.	$21,507,500
	Total Industrial Conglomerates	71,762,833
	Machinery — 1.3%
211,500	Dover Corp.	7,969,320
179,920	PACCAR Inc.	6,730,807
153,410	Parker Hannifin Corp.	8,124,594
	Total Machinery	22,824,721
	TOTAL INDUSTRIALS	243,517,325
INFORMATION TECHNOLOGY — 14.1%
	Communications Equipment — 0.7%
189,990	QUALCOMM Inc.	7,867,486
412,750	Telefonaktiebolaget LM Ericsson, ADR	4,292,600
	Total Communications Equipment	12,160,086
	Computers & Peripherals — 1.5%
212,310	International Business Machines Corp.	25,606,709
	IT Services — 1.3%
550,000	Automatic Data Processing Inc.	21,890,000
	Semiconductors & Semiconductor Equipment — 7.2%
1,703,190	Applied Materials Inc.	20,778,918
925,000	Intel Corp.	17,676,750
869,650	Linear Technology Corp.	22,506,542
1,051,330	Microchip Technology Inc.	25,189,867
2,034,894	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,412,889
876,040	Texas Instruments Inc.	20,543,138
	Total Semiconductors & Semiconductor Equipment	126,108,104
	Software — 3.4%
2,121,155	Microsoft Corp.	58,819,628
	TOTAL INFORMATION TECHNOLOGY	244,584,527
MATERIALS — 2.9%
	Chemicals — 1.9%
60,000	Air Products & Chemicals Inc.	4,627,800
400,000	E.I. du Pont de Nemours & Co.	12,728,000
75,000	Ecolab Inc.	3,297,000
226,240	PPG Industries Inc.	12,766,723
	Total Chemicals	33,419,523
	Metals & Mining — 0.3%
33,950	BHP Billiton Ltd., ADR	2,226,441
78,150	Nucor Corp.	3,114,277
	Total Metals & Mining	5,340,718

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	15

Schedule of investments continued

October 31, 2009

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND
SHARES	SECURITY	VALUE

	Paper & Forest Products — 0.7%
307,961	Weyerhaeuser Co.	$11,191,303
	TOTAL MATERIALS	49,951,544
TELECOMMUNICATION SERVICES — 4.7%
	Diversified Telecommunication Services — 3.0%
1,378,090	AT&T Inc.	35,375,570
370,000	Verizon Communications Inc.	10,948,300
635,000	Windstream Corp.	6,121,400
	Total Diversified Telecommunication Services	52,445,270
	Wireless Telecommunication Services — 1.7%
1,352,968	Vodafone Group PLC, ADR	30,022,360
	TOTAL TELECOMMUNICATION SERVICES	82,467,630
UTILITIES — 1.6%
	Electric Utilities — 0.8%
34,140	American Electric Power Co. Inc.	1,031,711
104,000	Exelon Corp.	4,883,840
175,000	FPL Group Inc.	8,592,500
	Total Electric Utilities	14,508,051
	Multi-Utilities — 0.8%
158,000	PG&E Corp.	6,460,620
150,000	Sempra Energy	7,717,500
	Total Multi-Utilities	14,178,120
	TOTAL UTILITIES	28,686,171
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,473,132,459)	1,644,463,856
FACE AMOUNT
SHORT-TERM INVESTMENT — 5.2%
	Repurchase Agreement — 5.2%
$89,651,000	Interest in $499,994,000 joint tri-party repurchase agreement dated 10/30/09 with RBS Securities Inc., 0.070% due 11/2/09; Proceeds at maturity — $89,651,523; (Fully collateralized by various U.S. government & agency obligations, 2.000% to 6.000% due 12/9/09 to 4/23/29; Market value — $91,444,054) (Cost — $89,651,000)	89,651,000
	TOTAL INVESTMENTS — 99.8% (Cost — $1,562,783,459#)	1,734,114,856
	Other Assets in Excess of Liabilities — 0.2%	3,469,642
	TOTAL NET ASSETS — 100.0%	$1,737,584,498

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,579,149,887.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

16	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $1,562,783,459)	$1,734,114,856
Foreign currency, at value (Cost — $2)	2
Cash	1,209
Receivable for securities sold	9,389,575
Dividends and interest receivable	2,804,480
Receivable for Fund shares sold	287,002
Prepaid expenses	60,837
Total Assets	1,746,657,961
LIABILITIES:
Payable for securities purchased	6,299,271
Payable for Fund shares repurchased	1,256,383
Investment management fee payable	739,503
Distribution fees payable	184,047
Trustees’ fees payable	20,432
Accrued expenses	573,827
Total Liabilities	9,073,463
TOTAL NET ASSETS	$1,737,584,498
NET ASSETS:
Par value (Note 7)	$1,238
Paid-in capital in excess of par value	1,682,922,213
Undistributed net investment income	699,289
Accumulated net realized loss on investments and foreign currency transactions	(117,369,639)
Net unrealized appreciation on investments and foreign currencies	171,331,397
TOTAL NET ASSETS	$1,737,584,498
Shares Outstanding:
Class 1	86,172,873
Class A	28,805,838
Class B	7,878,106
Class C	720,315
Class I	187,816
Net Asset Value:
Class 1 (and redemption price)	$14.22
Class A (and redemption price)	$13.82
Class B*	$12.89
Class C*	$13.79
Class I (and redemption price)	$13.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.66

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	17

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Dividends	$59,194,323
Interest	138,452
Less: Foreign taxes withheld	(549,019)
Total Investment Income	58,783,756
EXPENSES:
Investment management fee (Note 2)	10,119,160
Transfer agent fees (Note 5)	6,890,445
Distribution fees (Notes 2 and 5)	1,969,428
Shareholder reports (Note 5)	253,851
Trustees’ fees	163,466
Legal fees	84,144
Registration fees	82,495
Audit and tax	46,747
Insurance	44,765
Custody fees	34,608
Miscellaneous expenses	17,414
Total Expenses	19,706,523
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,034,699)
Net Expenses	17,671,824
NET INVESTMENT INCOME	41,111,932
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(84,305,209)
Foreign currency transactions	7,720
Net Realized Loss	(84,297,489)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	182,400,873
Foreign currencies	7
Change in Net Unrealized Appreciation/Depreciation	182,400,880
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	98,103,391
INCREASE IN NET ASSETS FROM OPERATIONS	$139,215,323

See Notes to Financial Statements.

18	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:
Net investment income	$41,111,932	$50,005,905
Net realized loss	(84,297,489)	(32,881,480)
Change in net unrealized appreciation/depreciation	182,400,880	(730,090,735)
Increase (Decrease) in Net Assets From Operations	139,215,323	(712,966,310)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(41,548,084)	(49,661,937)
Net realized gains	—	(100,578,970)
Decrease in Net Assets From Distributions to Shareholders	(41,548,084)	(150,240,907)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	98,858,732	118,087,485
Reinvestment of distributions	41,446,426	150,006,370
Cost of shares repurchased	(242,003,797)	(382,584,461)
Decrease in Net Assets From Fund Share Transactions	(101,698,639)	(114,490,606)
DECREASE IN NET ASSETS	(4,031,400)	(977,697,823)
NET ASSETS:
Beginning of year	1,741,615,898	2,719,313,721
End of year*	$1,737,584,498	$1,741,615,898
* Includes undistributed net investment income of:	$699,289	$1,127,721

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	19

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS 1 SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$13.35	$19.71	$18.42	$16.90	$16.89
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.34	0.39	0.37	0.34	0.34
Net realized and unrealized gain (loss)	0.87	(5.63)	1.94	2.37	0.02
Total income (loss) from operations	1.21	(5.24)	2.31	2.71	0.36
LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.39)	(0.37)	(0.35)	(0.35)
Net realized gains	—	(0.73)	(0.65)	(0.84)	—
Total distributions	(0.34)	(1.12)	(1.02)	(1.19)	(0.35)
NET ASSET VALUE, END OF YEAR	$14.22	$13.35	$19.71	$18.42	$16.90
Total return[2]	9.45%	(27.97)%	13.05%	16.92%	2.12%
NET ASSETS, END OF YEAR (MILLIONS)	$1,225	$1,268	$2,025	$2,032	$2,036
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.98%	0.86%	0.86%[3]	0.88%	0.94%
Net expenses	0.97 [4,5]	0.86 [5]	0.86 [3,4,5]	0.85 [4]	0.94
Net investment income	2.70	2.33	1.96	2.00	1.99
PORTFOLIO TURNOVER RATE	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.85%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As the result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% until December 31, 2011.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.98	$19.19	$17.97	$16.52	$16.47
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.30	0.32	0.29	0.27	0.28
Net realized and unrealized gain (loss)	0.85	(5.48)	1.89	2.32	0.02
Total income (loss) from operations	1.15	(5.16)	2.18	2.59	0.30
LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.32)	(0.31)	(0.30)	(0.25)
Net realized gains	—	(0.73)	(0.65)	(0.84)	—
Total Distributions	(0.31)	(1.05)	(0.96)	(1.14)	(0.25)
NET ASSET VALUE, END OF YEAR	$13.82	$12.98	$19.19	$17.97	$16.52
Total return[2]	9.16%	(28.23)%	12.58%	16.50%	1.82%
NET ASSETS, END OF YEAR (MILLIONS)	$398	$346	$461	$395	$378
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.73%	1.64%	1.36%[3]	1.43%	1.59%
Net expenses[4,5]	1.25	1.25	1.20 [3]	1.24	1.25
Net investment income	2.40	1.94	1.59	1.62	1.67
PORTFOLIO TURNOVER RATE	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.34% and 1.19%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As the result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.25% until December 31, 2011.

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.13	$18.01	$16.92	$15.62	$15.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.19	0.19	0.15	0.14	0.15
Net realized and unrealized gain (loss)	0.79	(5.13)	1.77	2.18	0.02
Total income (loss) from operations	0.98	(4.94)	1.92	2.32	0.17
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.21)	(0.18)	(0.18)	(0.10)
Net realized gains	—	(0.73)	(0.65)	(0.84)	—
Total distributions	(0.22)	(0.94)	(0.83)	(1.02)	(0.10)
NET ASSET VALUE, END OF YEAR	$12.89	$12.13	$18.01	$16.92	$15.62
Total return[2]	8.32%	(28.78)%	11.76%	15.61%	1.09%
NET ASSETS, END OF YEAR (MILLIONS)	$102	$120	$221	$250	$264
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.31%	2.14%	2.14%[3]	2.23%	2.38%
Net expenses[4,5]	2.00	2.00	1.96 [3]	1.96	2.00
Net investment income	1.69	1.20	0.87	0.90	0.93
PORTFOLIO TURNOVER RATE	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.13% and 1.94%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As the result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.00% until December 31, 2011.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.96	$19.17	$17.95	$16.48	$16.39
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.23	0.25	0.21	0.20	0.18
Net realized and unrealized gain (loss)	0.84	(5.47)	1.88	2.30	0.04
Total income (loss) from operations	1.07	(5.22)	2.09	2.50	0.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.26)	(0.22)	(0.19)	(0.13)
Net realized gains	—	(0.73)	(0.65)	(0.84)	—
Total distributions	(0.24)	(0.99)	(0.87)	(1.03)	(0.13)
NET ASSET VALUE, END OF YEAR	$13.79	$12.96	$19.17	$17.95	$16.48
Total return[2]	8.55%	(28.55)%	12.07%	15.94%	1.32%
NET ASSETS, END OF YEAR (MILLIONS)	$10	$7	$12	$11	$12
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.78%	1.67%	1.68%[3]	1.73%	1.75%
Net expenses	1.78 [4,5]	1.67	1.67 [3,5]	1.69 [5]	1.75
Net investment income	1.85	1.52	1.13	1.18	1.05
PORTFOLIO TURNOVER RATE	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.66%.

[4]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.94	$16.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.35	0.25
Net realized and unrealized gain (loss)	0.85	(3.58)
Total income (loss) from operations	1.20	(3.33)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.32)
Total distributions	(0.37)	(0.32)
NET ASSET VALUE, END OF YEAR	$13.77	$12.94
Total return[3]	9.68%	(20.40)%
NET ASSETS, END OF YEAR (MILLIONS)	$3	$1
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.87%	0.64%[4]
Net expenses	0.77 [5,6]	0.64 [4]
Net investment income	2.83	2.55 [4]
PORTFOLIO TURNOVER RATE	27%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 5, 2008 (inception date) to October 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund) (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	25

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†:
Consumer discretionary	$82,853,027	$7,019,987	—	$89,873,014
Other common stocks	1,554,590,842	—	—	1,554,590,842
Total common stocks	$1,637,443,869	$7,019,987	—	$1,644,463,856
Short-term investment†:	—	89,651,000	—	89,651,000
Total	$1,637,443,869	$96,670,987	—	$1,734,114,856

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

26	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	27

Notes to financial statements continued

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$7,720	$(7,720)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.65%
Next $1 billion	0.60
Next $1 billion	0.55
Next $1 billion	0.50
Over $4 billion	0.45

28	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of Class A and Class B shares will not exceed 1.25% and 2.00%, respectively, until December 31, 2011. The ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% until December 31, 2011.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C and Class I shares will not exceed 2.00% and 0.95%, respectively. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended October 31, 2009, LMPFA waived a portion of its fee and/or reimbursed expenses in the amount of $2,034,699.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2009, LMIS and its affiliates received sales charges of approximately $342,000 on sales of the Fund’s Class A shares. In

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	29

Notes to financial statements continued

addition, for the year ended October 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$11,000	$2,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$410,902,602
Sales	512,719,861

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$255,051,032
Gross unrealized depreciation	(100,086,063)
Net unrealized appreciation	$154,964,969

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

30	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

For the year ended October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class 1	—	$3,471,344	$96,068
Class A	$866,714	2,773,446	53,534
Class B	1,015,883	632,162	18,967
Class C	86,831	9,551	410
Class I	—	3,942	60
Total	$1,969,428	$6,890,445	$169,039

*	For the period November 1, 2008, through September 16, 2009. Subsequent to September 16, 2009, these expenses were accrued as common fund expenses.

For the year ended October 31, 2009 waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$49,591
Class A	1,671,922
Class B	310,980
Class C	204
Class I	2,002
Total	$2,034,699

6. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class 1	$30,771,868	$38,795,573
Class A	8,625,066	8,388,371
Class B	1,917,155	2,309,225
Class C	173,517	152,456
Class I	60,478	16,312	*
Total	$41,548,084	$49,661,937
Net Realized Gains:
Class 1	—	$73,774,675
Class A	—	17,624,389
Class B	—	8,734,182
Class C	—	445,724
Class I	—	—	*
Total	—	$100,578,970

*	For the period March 5, 2008 (inception date) to October 31, 2008.

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	31

Notes to financial statements continued

7. Shares of beneficial interest

At October 31, 2009, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	2,433,945	$30,771,274	6,281,338	$112,570,248
Shares repurchased	(11,241,233)	(139,990,346)	(14,041,747)	(235,672,845)
Net decrease	(8,807,288)	$(109,219,072)	(7,760,409)	$(123,102,597)
Class A
Shares sold	6,632,679	$81,096,945	6,088,135	$99,794,638
Shares issued on reinvestment	693,064	8,539,009	1,483,325	25,876,697
Shares repurchased	(5,145,899)	(62,946,534)	(4,991,006)	(80,850,105)
Net increase	2,179,844	$26,689,420	2,580,454	$44,821,230
Class B
Shares sold	1,069,345	$12,193,989	1,021,432	$15,578,384
Shares issued on reinvestment	167,385	1,912,543	664,832	11,008,199
Shares repurchased	(3,193,626)	(36,463,309)	(4,126,759)	(63,235,729)
Net decrease	(1,956,896)	$(22,356,777)	(2,440,495)	$(36,649,146)
Class C
Shares sold	332,636	$4,052,716	82,746	$1,277,865
Shares issued on reinvestment	13,526	165,640	30,435	534,914
Shares repurchased	(187,340)	(2,284,416)	(175,601)	(2,823,910)
Net increase (decrease)	158,822	$1,933,940	(62,420)	$(1,011,131)
Class I
Shares sold	123,887	$1,515,082	85,265 *	$1,436,598 *
Shares issued on reinvestment	4,693	57,960	1,072 *	16,312 *
Shares repurchased	(26,981)	(319,192)	(120)*	(1,872)*
Net increase	101,599	$1,253,850	86,217 *	$1,451,038 *

*	For the period March 5, 2008 (inception date) to October 31, 2008.

32	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$41,548,084	$57,960,397
Net long-term capital gains	—	92,280,510
Total taxable distributions	$41,548,084	$150,240,907

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$731,644
Capital loss carryforward*	(101,003,211)
Other book/tax temporary differences(a)	(32,355)
Unrealized appreciation/(depreciation)(b)	154,964,969
Total accumulated earnings/(losses) — net	$54,661,047

*	As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(29,073,482)
10/31/2017	(71,929,729)
$(101,003,211)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	33

Notes to financial statements continued

transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

34	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”).

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	35

Notes to financial statements continued

The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

36	Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Dividend Strategy Fund (formerly Legg Mason Partners Dividend Strategy Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Dividend Strategy Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

Legg Mason ClearBridge Dividend Strategy Fund 2009 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

38	Legg Mason ClearBridge Dividend Strategy Fund

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason ClearBridge Dividend Strategy Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

40	Legg Mason ClearBridge Dividend Strategy Fund

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason ClearBridge Dividend Strategy Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason”); Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

42	Legg Mason ClearBridge Dividend Strategy Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason ClearBridge Dividend Strategy Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

44	Legg Mason ClearBridge Dividend Strategy Fund

Important tax information (unaudited)

All of the ordinary income distributions paid quarterly by the Fund during the taxable year ended October 31, 2009 are considered qualified dividend income for individuals and qualify for the dividends received deduction for corporations.

Please retain this information for your records.

Legg Mason ClearBridge Dividend Strategy Fund	45

Legg Mason ClearBridge Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2102 12/09 SR09-963

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,000 in 2008 and $120,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $285 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,100 in 2008 and $12,900 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 29, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: December 29, 2009